Exhibit 10.20
OPTION ONE OWNER TRUST 2005-9
SUPPLEMENTAL INDENTURE NO. 2
          Supplemental Indenture No. 2 (the “Supplemental Indenture”), dated and effective as of January 16, 2007, between Option One Owner Trust 2005-9, as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, with respect to the Indenture (the “Indenture”), dated as of December 30, 2005, between the Issuer and the Indenture Trustee. The parties hereto are entering into the Supplemental Indenture pursuant to Section 9.02 of the Indenture. Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Indenture.
     1. Supplemental Indenture. The definition of “Maturity Date” in Section 1.01 of the Indenture is deleted in its entirety and replaced with the following:
          “Maturity Date” means, with respect to the Notes, January 15, 2008.
     2. Acknowledgement and Waiver of Opinion of Counsel. The Indenture Trustee hereby acknowledges and agrees that this Supplemental Indenture No. 1 is being entered into pursuant to Section 9.02 of the Indenture, and the Indenture Trustee hereby waives the right to receive an Opinion of Counsel described in Section 9.03 of the Indenture.
     3. Issuer Order. By executing below, the Issuer hereby directs and authorizes the Indenture Trustee to execute this Supplemental Indenture No. 2 pursuant to Section 9.02 of the Indenture.
     4. Counterparts. This Supplemental Indenture may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.
     5. Governing Law. This Supplemental Indenture shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
     6. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Supplemental Indenture for any reason whatsoever shall be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Supplemental Indenture and shall in no way affect the validity or enforceability of the other provisions of this Supplemental Indenture.
     7. Successors and Assigns. The provisions of this Supplemental Indenture shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.
     8. Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.
     9. No Recourse to Owner Trustee. is expressly understood and agreed by the parties hereto that (a) this Supplemental Indenture is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2005-9, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability of Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Supplemental Indenture or any other related documents.
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     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplemental Indenture No. 2 to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE OWNER TRUST 2005-9, By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

WELLS FARGO BANK, N.A., as Indenture Trustee

By:

Name:
Title:
Acknowledged and Consented to as of this 16th day of January, 2007:
DB STRUCTURED PRODUCTS, INC., as Majority Noteholder

By:
Name:
Title:

By:
Name:
Title:

GEMINI SECURITIZATION CORP., LLC, as Majority Noteholder

By:
Name:
Title:

ASPEN FUNDING CORP., as Majority Noteholder

By:
Name:
Title:

NEWPORT FUNDING CORP., as Majority Noteholder

By:
Name:
Title:
Supplemental Indenture No. 2